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                                                                    EXHIBIT 10.8

                            FIRST AMENDMENT TO THE
                           ASSET PURCHASE AGREEMENT


         FIRST AMENDMENT (this "Amendment"), dated May 30, 1997, to the Asset
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Purchase Agreement (the "Agreement"), dated January 31, 1997 among STYLES ON
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VIDEO, INC., a Delaware Corporation ("Parent"), FOREVER YOURS, INC., a
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California corporation (the "Seller"), HASCO INTERNATIONAL, INC., a Missouri
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corporation (the "Buyer"), and HASCO HOLDINGS CORP., a Delaware corporation
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("Holdings").  Any word, term or phrase which is defined in the Agreement and
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not otherwise defined herein shall, when used in this First Amendment, have the same meaning as used in the Agreement.

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to the following:

         I.    Amendment.  Section 13.1(a) shall be amended to read as follows:

              13.1 TERMINATION. (a) Anything herein to the contrary notwithstanding, this Agreement may be terminated at any time prior to the Closing Date: (i) by mutual written consent of the Buyer and the Seller;
     (ii) by either the Buyer or the Seller if for any reason the Closing shall not have occurred on or before June 16, 1997; or (iii) by either the Buyer or the Seller in the event that a condition to the terminating party's obligations to close the transactions contemplated by this Agreement shall become incapable of satisfaction; provided, however, that no party shall be entitled to terminate this Agreement pursuant to clause (ii) or (iii) in the event that the failure of the Closing to occur or any condition to Closing to be satisfied shall be attributable to such party's breach of this Agreement.

         II. Waivers and Amendments. This Amendment may be amended, superseded, canceled, renewed or extended and the terms hereof may be waived only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance.

         III. Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

         IV. No Third Party Beneficiaries. This Amendment shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed on the date and year first above written.



                              HASCO INTERNATIONAL, INC.


                              By:  /s/ Raymond W. Harmon
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                              Name:   Raymond W. Harmon
                              Title:  CEO


                              HASCO HOLDINGS CORP.

                              By:  /s/ Raymond W. Harmon
                                 ------------------------
                              Name:  Raymond W. Harmon
                              Title: CHAIRMAN OF THE BOARD



                              FOREVER YOURS, INC.


                              By: /s/ James E. O'Brien
                                 -------------------------
                              Name: James E. O'Brien
                              Title:



                              STYLES ON VIDEO, INC.


                              By: /s/ K. Eugene Shutler
                                 -------------------------
                              Name:  K. Eugene Shutler
                              Title: